Exhibit 99.1

Investor Relations Contact:
Brian Ritchie - FD
212-850-5683
brian.ritchie@fd.com

Media Contact:
Irma Gomez-Dib - FD
212-850-5761
irma.gomez-dib@fd.com

Press Release

ANDREA DRUCKER JOINS INSMED AS GENERAL COUNSEL

Monmouth Junction, N.J., July 18, 2011 - Insmed Incorporated (Nasdaq CM: INSM), a biopharmaceutical company, today announced that Andrea (“Andi”) Holtzman Drucker, J.D. has been appointed to the newly created position of Senior Vice President, General Counsel and Corporate Secretary, effective as of July 18, 2011.  Ms. Drucker, who will report directly to Timothy Whitten, President and Chief Executive Officer of Insmed, will provide strategic legal and business advice for various operational aspects of the Company.

Ms. Drucker brings more than 25 years of legal experience in the biotechnology and pharmaceutical industries to Insmed.  Most recently, she served as Senior Vice President, General Counsel and Secretary, for PuriCore plc, a publicly-traded biotechnology company, where she advised the executive management and board of directors on company legal matters.  Prior to that, she spent two years with Practical Business Solutions, a private legal consulting firm, during which she served as Acting General Counsel for Novavax, Inc., and as Interim Associate General Counsel for Auxilium Pharmaceuticals, Inc., both publicly-traded biotechnology companies, advising the companies on legal matters, including licensing, research and development, intellectual property rights, and FDA regulations.  Ms. Drucker began her career at FMC Corporation, a publicly-traded diversified chemicals company, where she spent 17 years serving in a number of positions, including as Group Counsel for the company’s Specialty Chemicals Group, FMC BioPolymer.

“Andi has a distinguished track record of providing strategic legal counsel to growing companies, like Insmed,” said Mr. Whitten.  “Her extensive experience with the regulatory and commercial aspects of the pharmaceutical and biotechnology industries, as well as the protection of intellectual property and SEC compliance issues, make her an important addition to our management team.”

“I am excited to be joining the Insmed management team, and look forward to working with the Company as ARIKACE® (liposomal amikacin for inhalation) continues to move forward on its development path through to potential commercialization,” said Ms. Drucker.

Ms. Drucker received her J.D. from the University of Pennsylvania Law School and a Bachelors of Science with Distinction in Environmental Studies from Cornell University.

About Insmed

Insmed Incorporated is a biopharmaceutical company focused on the development of innovative inhaled pharmaceuticals for the site-specific treatment of serious lung diseases.  Insmed’s primary focus is on the development of inhaled antibiotic therapy delivered via proprietary advanced pulmonary liposome technology in areas of high unmet need in lung diseases.  For more information, please visit http://www.insmed.com.

Forward-Looking Statements

This release contains forward-looking statements which are made pursuant to provisions of Section 21E of the Securities Exchange Act of 1934. Investors are cautioned that such statements in this release, including statements relating to our financial positions, results of operations, the results of clinical trials and clinical data described herein, the development of our products, and the business strategies, plans and objectives of management, constitute forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements.  Our results may be affected by such factors as the receipt and timing of FDA and other regulatory approvals, if at all, competitive developments affecting our product development, delays in product development or clinical trials, and patent disputes involving currently developing products.  The risks and uncertainties include, without limitation, our future clinical trials may not support the data described in this release, we may be unsuccessful in developing our product candidates or receiving necessary regulatory approvals, we may experience delays in our product development or clinical trials, our product candidates may not prove to be commercially successful, our expenses may be higher than anticipated and other risks and challenges detailed in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2010.  Investors are cautioned not to place undue reliance on any forward-looking statements which speak only as of the date of this release.  We undertake no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances that occur after the date of this release or to reflect the occurrence of unanticipated events.

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